Exhibit 1.01

SLEEP NUMBER CORPORATION
CONFLICT MINERALS REPORT
FOR THE REPORTING PERIOD
ENDING DECEMBER 31, 2017

This is the Conflict Minerals Report (“Report”) for Sleep Number Corporation (formerly known as Select Comfort Corporation and hereinafter “Sleep Number” or the “Company,” “we,” “us,” or “our”) for the reporting period from January 1 through December 31, 2017, and is presented in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (“the Rule”).

The Democratic Republic of the Congo (“DRC”) and adjacent countries have reserves of the minerals tin, tantalum, tungsten, and gold (collectively known as “3TG”). 3TG minerals are commonly used in manufacturing many consumer products. 3TG minerals are occasionally sourced and traded illegally in the eastern DRC and surrounding areas (collectively, “Covered Countries”) by armed groups also responsible for committing human rights violations. 3TG minerals so sourced and traded are known as “conflict minerals.”

The Securities and Exchange Commission (“SEC”) adopted the Rule to implement conflict minerals reporting and disclosure requirements set forth in Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”). Section 1502 requires SEC registrants to disclose whether their manufactured products contain conflict minerals that are necessary to the functionality or production of their products. The minerals subject to the SEC’s disclosure requirements are cassiterite (tin), columbite-tantalite (tantalum), gold, wolframite (tungsten), and their derivatives, which, in the case of cassiterite, columbite-tantalite, gold, and wolframite, are limited to 3TG. Sleep Number files this Conflict Minerals Report pursuant to the Rule and Section 1502 of Dodd-Frank.

1. Company Overview

Sleep Number Corporation (formerly Select Comfort Corporation), based in Minneapolis, Minnesota, was founded in 1987. In 1998, Sleep Number became a publicly traded company. We are listed on The NASDAQ Stock Market LLC (NASDAQ Global Select Market) under the symbol “SNBR.” When used herein, the terms “Sleep Number,” “Company,” “we,” “us” and “our” refer to Sleep Number Corporation, including consolidated subsidiaries.

Our mission is to improve lives by individualizing sleep experiences. Our vision is to become one of the world's most beloved brands by delivering an unparalleled sleep experience. We expect to achieve our goals by executing our consumer innovation strategy with three significant competitive advantages: proprietary sleep innovations, lifelong customer relationships, and exclusive retail distribution.

As the leader in sleep innovation, Sleep Number delivers the best quality sleep through effortless, adjustable comfort and biometric sleep tracking. We are a visionary in health and wellness, proving the connection between sleep and well-being. We have a vertically integrated business model and are the exclusive designer, manufacturer, marketer, retailer and servicer of Sleep Number® beds. We offer consumers high-quality, individualized sleep solutions and services, including a complete line of Sleep Number beds, bases and bedding accessories. We are the pioneer in biometric sleep tracking and adjustability. Only the Sleep Number bed offers SleepIQ® technology - a proprietary sensor technology that tracks each individual’s sleep and works directly with the bed’s DualAir™

system to automatically adjust the comfort level of each sleeper. With the SleepIQ technology platform, we are powering one of the most comprehensive databases of biometric sleep data in the world, and fundamentally changing the way we monitor and manage health. Through daily digital interactions that build lifelong relationships, SleepIQ technology also communicates how you slept and provides insights on what adjustments you can make to optimize your sleep and improve your daily life. Sleep Number also offers FlextFit™ adjustable bases, Sleep Number® pillows, sheets and other bedding products. As a direct-to-consumer brand, we offer consumers a cohesive experience across our Sleep Number® stores, online at SleepNumber.com or via phone at (800) 753-3768.

In January 2017 at CES (the world’s preeminent technology showcase and innovation catalyst), Sleep Number introduced the Sleep Number 360® smart bed line, the most significant innovation in our 30-year history. The Sleep Number 360 smart bed won 13 awards at CES, including being named the Best of Innovation Honoree in the Home Appliances category. Powered by SleepIQ technology, the Sleep Number 360 smart beds intuitively sense and automatically adjust comfort to keep both partners sleeping soundly all night. The SleepIQ technology platform integrates hardware, software and design to deliver effortless adjustability, sleep tracking and connectivity. As of December 30, 2017, we deployed three smart bed models: the Sleep Number 360 p6, i7 and i10 smart beds. The remainder of the 360 smart bed line will be deployed in phases and we expect to have the core line transitioned by mid-year 2018.

In September 2015, we completed the acquisition of BAM Labs, Inc. (now operating as SleepIQ LABS), the leading provider of biometric sensor and sleep monitoring technology for data-driven health and wellness. The addition of SleepIQ LABS strengthens Sleep Number’s leadership in sleep innovation, adjustability and individualization. The acquisition broadens and deepens electrical, biomedical, software and backend capabilities - API (application program interface) and bio-signal analysis. Our ownership and control of biometric data advances smart, connected products that empower our customers to experience quality sleep. On January 1, 2018, Sleep Number merged SleepIQ LABS into Select Comfort Retail Corporation, a wholly-owned subsidiary of Sleep Number Corporation. SleepIQ LABS is excluded from this Report because it does not manufacture products and, as such, falls outside the scope of the Rule.

In early 2017, Sleep Number ceased operating and wound down the assets of Comfortaire Corporation, a company Sleep Number acquired in January 2013. As such, Comfortaire’s products are not included in this Report.

2. Reasonable Country of Origin Inquiry (RCOI)

In accordance with the requirements of the Rule, Sleep Number’s cross-functional Conflict Minerals Task Force (as defined below) performed a Reasonable Country of Origin Inquiry (“RCOI”) designed to determine if any 3TG necessary to the functionality and production of our products may have originated in the Covered Countries. We surveyed all active suppliers and asked those who indicated the presence of 3TG in their products to complete the Conflict Minerals Reporting Template (“CMRT”) created by the Responsible Minerals Initiative of the Responsible Business Alliance (formerly the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative). We reviewed supplier CMRT responses for accuracy and completeness and contacted suppliers if we needed additional information or clarification about their respective responses. Seventeen direct suppliers indicated the presence of 3TG in products supplied to Sleep Number. Four of the seventeen suppliers reported that the 3TG in the supplied products may have originated in Covered Countries, nine reported that the 3TG in the supplied products did not originate in the Covered Countries, and four suppliers reported that the origin, mines, or facilities used to produce the supplied 3TG are unknown. After launching its due diligence process, our Task Force learned that one of Sleep Number’s vendors, Koninklijke Philips N.V. (“Philips”), may fall under an exception to the Rule’s reporting requirement based on the nature of its supplier relationship with Sleep Number. Philips provided a CMRT response to Sleep Number before the Task Force completed its analysis of the potential exception. We therefore included Philip’s CMRT response in this Report.

3. Diligence

3.1 Design of Due Diligence

As a result of our RCOI, we determined that the 3TG contained in some of our products may have originated in one or more Covered Countries. We therefore engaged in due diligence regarding the sources and chain of custody of this 3TG in accordance with Rule 13p-1 of the Securities Exchange Act.
We performed supply chain due diligence on the source and chain of custody of the conflict minerals in a manner consistent with the OECD’s framework and its Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”). This due diligence process includes implementing the OECD’s five-step framework for risk-based due diligence in the mineral supply chain. Our implementation of this due diligence process is ongoing.

Step 1 - Company Management Systems

Conflict Minerals Policy
Sleep Number has adopted a Conflict Minerals Policy that has been made available to its suppliers and the public at www.sleepnumber.com.

Internal Management Structure
Sleep Number has established an internal management process to support its supply chain due diligence efforts. We established a cross-functional Conflict Minerals Task Force (“Task Force”) of subject matter experts from relevant functional areas of the company including sourcing, legal, and product compliance and quality to implement our conflict minerals due diligence and compliance strategy. Task Force members brief management in their respective functions on the due diligence efforts.

Supply Chain Controls and Transparency
Sleep Number expects its suppliers to source 3TG from ethical sub-tier suppliers and to adopt the Responsible Minerals Initiative’s Responsible Minerals Assurance Process (RMAP) (formerly the Conflict Free Smelter Program) as a compliance standard. We require suppliers to annually certify whether the products they supply to Sleep Number in that calendar year contain 3TG and, if so, to provide written evidence documenting their due diligence efforts and source determinations. We centrally maintain all relevant documentation in an electronic format.

Supplier Engagement

Sleep Number is committed to ensuring conflict-free sourcing of metals through collaboration with suppliers by incorporating compliance expectations in new commercial contracts and written agreements. Suppliers are referred to Sleep Number’s Conflict Minerals Policy and are educated on an as-needed, ongoing basis about the requirements, methods, and importance of 3TG supply chain due diligence and disclosure.

Company Grievance Mechanism
Sleep Number has a company-level grievance mechanism in place that may be used for reporting issues regarding Conflict Minerals sourcing.

Step 2 - Identify and Assess Risk in the Supply Chain

Sleep Number does not directly source 3TG from mines, smelters, or refiners, and is in most cases several production levels removed from them. We therefore rely on our direct suppliers to collect data about the presence and country of origin of any 3TG necessary to the functionality of any products supplied to us. We surveyed direct suppliers and evaluated their respective responses to determine the sufficiency, accuracy, and completeness of the information provided. We contacted suppliers with insufficient, potentially inaccurate, or incomplete responses for additional information.

Step 3 - Design and Implement a Strategy to Respond to Identified Risks

Sleep Number’s internal management structure provides regular reporting to management regarding conflict minerals due diligence and compliance strategy updates. The Task Force provides the necessary information for management to determine on a case-by-case basis whether Sleep Number continues to trade with suppliers during mitigation of identified risks in its supply chain.

Step 4 - Carry Out an Independent Third Party Audit of Refiner’s Due Diligence Practices

Sleep Number does not have direct relationships with 3TG smelters and refiners and we do not perform direct audits of the entities that provide our supply chain with 3TG. We, however, support and rely on industry efforts to influence smelters and refiners to get audited and certified through the RMAP.

Step 5 - Report on Supply Chain Due Diligence

In accordance with the OECD Guidance and the Rule, this report is available on our website at www.sleepnumber.com.

3.2 Due Diligence Results

All of our active, direct suppliers were asked to indicate the presence of 3TG in materials manufactured for Sleep Number in 2017. Suppliers indicating 3TG products were asked to complete the CMRT and identify smelter names and the source country of the 3TG.

Seventeen direct suppliers in scope for this Report indicated the presence of 3TG in products supplied to Sleep Number. Four of the seventeen suppliers reported that the 3TG in the supplied products may have originated in Covered Countries, nine reported that the 3TG in the supplied products did not originate in the Covered Countries, and four suppliers reported that the origin, mines, or facilities used to produce the supplied 3TG are unknown.

Despite our ongoing good faith due diligence, the complexity and fluidity of our supply chain, the submission of some initially incomplete survey responses by some direct suppliers, and the lack of information regarding certain sub-tier suppliers, it is possible that the 3TG contained in some of our supplied products may have originated in one or more Covered Country. We intend to continue our due diligence process to determine, at a smelter level, if the sources of any 3TG in products supplied to Sleep Number that may originate in a Covered Country are certified as conflict-free. We intend to further develop transparency into our supply chain by using our due diligence processes, driving accountability within the supply chain by implementing the industry standard RMAP, and continuing our supplier outreach efforts.

4. Product Descriptions

Sleep Number manufactures and contracts to manufacture various beds, adjustable bed bases, bedding, and sleep-related accessory products. Each product is made up of numerous components sourced from many suppliers. Some components may contain 3TG. Specifically, 3TG is present in the following products and/or components: upholstered bedding collection products, adjustable bases, air control systems, under-bed/table top lighting systems, remote controlled power/lighting systems, heating/cooling engines, heating layers, and some products containing foam/fiber, zippers, printed circuit boards, power cords, batteries, or solenoids. As a result of the due diligence procedures described above, including the required RCOI, we cannot exclude the possibility that some of the 3TGs contained in four (4) components that may have originated in a Covered Country. Specifically, the printed circuit boards in the adjustable base control box, heating/cooling engine, remote control, and the under-bed/table top lighting systems may have originated in a Covered Country. Our due diligence is ongoing.

5. List of Smelters/Refiners

Sleep Number has made a reasonable good faith effort to collect and evaluate information concerning 3TG smelters and refiners based on data provided by our suppliers. Please refer to Appendix A for a list of smelters or refiners reported by our suppliers that may supply 3TG utilized in our manufactured products.

6. Future Enhancement Measures

Sleep Number is committed to conducting business activities to the highest standards of ethics and social responsibility and providing our customers with ethically sourced products. We support the goal of ending violence, human rights violations, and environmental devastation in the DRC and adjoining countries. As a result of our findings for this reporting year, we will continue to enhance our process, including our ability to identify, assess, and quickly mitigate any risk of the presence of 3TG sourced from Covered Countries in our products. We will also continue to require our suppliers to ethically source all materials used in our products. We intend to take the following actions to further refine and improve our 3TG due diligence efforts:

Ongoing Efforts:

•	Continue to refine and improve our internal processes and procedures so that we continue to obtain complete responses from our surveyed suppliers.

•	Working with our suppliers to ensure accurate, thorough, and timely responses in connection with our due diligence efforts.

Enhancement Measures:

•	Investigate additional resources and potential tools to help the Task Force improve tracking, evaluating, and storing of supplier 3TG due diligence data.

•	Identify further external opportunities to enhance our due diligence processes including working with trade associations and other third parties to define and improve best practices.

•
For those suppliers who provided information indicating that their products may contain 3TG sources from a Covered Country, we intend to continue our due diligence efforts to either confirm that the 3TG that is sourced from a Covered Country originates with a certified conflict-free smelter or refiner, or require the supplier to find an alternative source of 3TG that does not originate in a Covered Country or that originates with a conflict-free smelter or refiner.

APPENDIX A

The following is a list of smelters or refiners reported by our suppliers that may supply 3TG used in our manufactured products. Note: Smelters or refiners designated with an asterisk appear on the Responsible Minerals Initiative’s Active and Conformant Smelters & Refiners Lists as of May 2, 2018.

Mineral	Smelter Name	Country

Gold	Advanced Chemical Company*	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.*	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	BRAZIL
Gold	Argor-Heraeus S.A.*	SWITZERLAND
Gold	Asahi Pretec Corp.*	JAPAN
Gold	Asaka Riken Co., Ltd.*	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG*	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES
Gold	Boliden AB*	SWEDEN
Gold	C. Hafner GmbH + Co. KG*	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation*	CANADA
Gold	Cendres + Metaux S.A.*	SWITZERLAND
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Chimet S.p.A.*	ITALY
Gold	Chugai Mining	JAPAN
Gold	Daejin Indus Co., Ltd.*	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DSC (Do Sung Corporation)*	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH*	GERMANY
Gold	Dowa*	JAPAN

Gold	Eco-System Recycling Co., Ltd.*	JAPAN
Gold	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.*	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH*	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.*	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG*	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Gold	HwaSeong CJ CO., LTD.*	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.*	JAPAN
Gold	Istanbul Gold Refinery*	TURKEY
Gold	Japan Mint*	JAPAN
Gold	Jiangxi Copper Co., Ltd.*	CHINA
Gold	Asahi Refining USA Inc.*	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.*	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION
Gold	JSC Uralelectromed*	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.*	JAPAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc*	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC*	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.*	JAPAN
Gold	Kyrgyzaltyn JSC*	KYRGYZSTAN
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Materion*	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.*	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.*	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.*	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE
Gold	Metalor Technologies S.A.*	SWITZERLAND
Gold	Metalor USA Refining Corporation*	UNITED STATES OF AMERICA
Gold	Mitsubishi Materials Corporation*	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Gold	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.*	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Ohura Precious Metal Industry Co., Ltd.*	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)*	RUSSIAN FEDERATION
Gold	PAMP S.A.*	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk*	INDONESIA
Gold	PX Precinox S.A.*	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA
Gold	Royal Canadian Mint*	CANADA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Samduck Precious Metals*	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.*	KOREA, REPUBLIC OF

Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyeria Plateria S.A.*	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.*	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.*	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.*	JAPAN
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA
Gold	Tokuriki Honten Co., Ltd.*	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Torecom*	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.*	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining*	BELGIUM
Gold	United Precious Metal Refining, Inc.*	UNITED STATES OF AMERICA
Gold	Valcambi S.A.*	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)*	AUSTRALIA
Gold	Yamakin Co., Ltd.*	JAPAN
Gold	Yokohama Metal Co., Ltd.*	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	CHINA
Gold	Morris and Watson	NEW ZEALAND
Gold	SAFINA A.S.*	CZECH REPUBLIC
Gold	Guangdong Jinding Gold Limited	CHINA

Gold	Umicore Precious Metals Thailand*	THAILAND
Gold	Geib Refining Corporation*	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.*	INDIA
Gold	Republic Metals Corporation*	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz Spolka Akcyjna*	POLAND
Gold	Singway Technology Co., Ltd.*	TAIWAN, PROVINCE OF CHINA
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC*	UNITED ARAB EMIRATES
Gold	T.C.A S.p.A*	ITALY
Gold	Remondis Argentia B.V.*	NETHERLANDS
Gold	Korea Zinc Co., Ltd.*	KOREA, REPUBLIC OF
Gold	Marsam Metals*	BRAZIL
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	SAAMP*	FRANCE
Gold	L'Orfebre S.A.*	ANDORRA
Gold	Italpreziosi*	ITALY
Gold	SAXONIA Edelmetalle GmbH*	GERMANY
Gold	WIELAND Edelmetalle GmbH*	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA
Gold	AU Traders and Refiners*	SOUTH AFRICA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Modeltech Sdn Bhd*	MALAYSIA
Gold	Bangalore Refinery*	INDIA
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	SungEel HiMetal Co., Ltd.*	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA*	CHILE
Gold	Safimet S.p.A*	ITALY

Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	DODUCO GmbH	GERMANY
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN
Gold	ATAkulche	TURKEY
Gold	CCR	CANADA
Gold	Cendres + M?taux SA	SWITZERLAND
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Daejin Indus Co., Ltd.*	KOREA (REPUBLIC OF)
Gold	Do Sung Corporation	KOREA (REPUBLIC OF)
Gold	Doduco	GERMANY
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	HwaSeong CJ Co., Ltd.*	KOREA (REPUBLIC OF)
Gold	JCC	CHINA
Gold	LinBao Gold Mining	CHINA
Gold	LS-NIKKO Copper Inc.*	KOREA (REPUBLIC OF)
Gold	Metalor Switzerland	SWITZERLAND
Gold	Mitsui Kinzoku Co., Ltd.	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.ª.	TURKEY
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Samdok Metal	KOREA (REPUBLIC OF)
Gold	Samwon Metals Corp.*	KOREA (REPUBLIC OF)
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Accurate Refining Group	UNITED STATES OF AMERICA
Gold	MEM(Sumitomo Group)	JAPAN
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN

Gold	Great Wall Precious Metals Co,. LTD.	CHINA
Gold	China's Shandong Gold Mining Co., Ltd	CHINA
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA
Gold	Torecom*	KOREA (REPUBLIC OF)
Gold	AGR Mathey	AUSTRALIA
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA
Gold	Fujian Zijin mining stock company gold smelter	CHINA
Gold	KGHM Polska MiedŸ Spó³ka Akcyjna	POLAND
Gold	Al Etihad Gold Refinery DMCC*	UNITED ARAB EMIRATES
Gold	Tony Goetz NV	BELGIUM
Gold	Korea Zinc Co., Ltd.*	KOREA (REPUBLIC OF)
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Gujarat Gold Centre	INDIA
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	ALPHA ASSEMBLY	UNITED STATES OF AMERICA
Gold	Henan Yuguang Gold and Lead Co., Ltd	CHINA
Gold	K.A.Rasmussen as	NORWAY
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	SungEel HiTech	KOREA, REPUBLIC OF
Gold	Bangalore Refinery*	INDIA
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	KGHM Polska Miedz Spolka Akcyjna*	POLAND
Gold	L'Orfebre S.A.*	ANDORRA
Gold	Modeltech Sdn Bhd*	MALAYSIA
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Remondis Argentia B.V.*	NETHERLANDS
Gold	SAFINA A.S.*	CZECH REPUBLIC
Gold	8853 S.p.A.	ITALY
Gold	Advanced Chemical Company*	UNITED STATES OF AMERICA

Gold	Aida Chemical Industries Co., Ltd.*	JAPAN
Gold	Al Etihad Gold Refinery DMCC*	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.*	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	BRAZIL
Gold	Argor-Heraeus S.A.*	SWITZERLAND
Gold	Asahi Pretec Corp.*	JAPAN
Gold	Asahi Refining Canada Ltd.*	CANADA
Gold	Asahi Refining USA Inc.*	UNITED STATES OF AMERICA
Gold	AU Traders and Refiners*	SOUTH AFRICA
Gold	Aurubis AG*	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	PHILIPPINES
Gold	Boliden AB*	SWEDEN
Gold	C. Hafner GmbH + Co. KG*	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation*	CANADA
Gold	Cendres + Metaux S.A.*	SWITZERLAND
Gold	Chimet S.p.A.*	ITALY
Gold	Daejin Indus Co., Ltd.*	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH*	GERMANY
Gold	DSC (Do Sung Corporation)*	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.*	JAPAN
Gold	Emirates Gold DMCC*	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation*	UNITED STATES OF AMERICA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	CHINA
Gold	HeeSung Metal Ltd.*	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH*	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.*	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG*	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.*	JAPAN

Gold	Istanbul Gold Refinery*	TURKEY
Gold	Italpreziosi*	ITALY
Gold	Japan Mint*	JAPAN
Gold	Jiangxi Copper Co., Ltd.*	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION
Gold	JSC Uralelectromed*	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.*	JAPAN
Gold	Kazzinc*	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC*	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.*	JAPAN
Gold	Korea Zinc Co., Ltd.*	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC*	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.*	KOREA, REPUBLIC OF
Gold	Marsam Metals*	BRAZIL
Gold	Materion*	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.*	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.*	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.*	CHINA
Gold	Metalor Technologies S.A.*	SWITZERLAND
Gold	Metalor USA Refining Corporation*	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	MEXICO
Gold	MMTC-PAMP India Pvt., Ltd.*	INDIA
Gold	Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	TURKEY
Gold	Nihon Material Co., Ltd.*	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.*	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)*	RUSSIAN FEDERATION

Gold	OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION
Gold	PAMP S.A.*	SWITZERLAND
Gold	Planta Recuperadora de Metales SpA*	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk*	INDONESIA
Gold	PX Precinox S.A.*	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.*	SOUTH AFRICA
Gold	Republic Metals Corporation*	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint*	CANADA
Gold	SAAMP*	FRANCE
Gold	Safimet S.p.A*	ITALY
Gold	Samduck Precious Metals*	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH*	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.*	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	CHINA
Gold	Singway Technology Co., Ltd.*	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.*	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.*	JAPAN
Gold	SungEel HiMetal Co., Ltd.*	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A*	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.*	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.*	CHINA
Gold	Tokuriki Honten Co., Ltd.*	JAPAN
Gold	Torecom*	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.*	BRAZIL
Gold	Umicore Precious Metals Thailand*	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining*	BELGIUM
Gold	United Precious Metal Refining, Inc.*	UNITED STATES OF AMERICA

Gold	Valcambi S.A.*	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)*	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH*	GERMANY
Gold	Yamakin Co., Ltd.*	JAPAN
Gold	Yokohama Metal Co., Ltd.*	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	CHINA
Tantalum	Asaka Riken Co., Ltd.*	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.*	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.*	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.*	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.*	INDIA
Tantalum	Mineracao Taboca S.A.*	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Tantalum	NPM Silmet AS*	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tantalum	QuantumClean*	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.*	JAPAN
Tantalum	Telex Metals*	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC*	KAZAKHSTAN

Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA
Tantalum	D Block Metals, LLC*	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.*	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	KEMET Blue Metals*	MEXICO
Tantalum	H.C. Starck Co., Ltd.*	THAILAND
Tantalum	H.C. Starck Tantalum and Niobium GmbH*	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH*	GERMANY
Tantalum	H.C. Starck Inc.*	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.*	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tantalum	Global Advanced Metals Boyertown*	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu*	JAPAN
Tantalum	KEMET Blue Powder*	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.*	BRAZIL
Tantalum	Jiangxi Tuohong New Raw Material*	CHINA
Tantalum	Power Resources Ltd.*	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	Jiujiang Janny New Material Co., Ltd.*	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum	F & X	CHINA

Tantalum	Hi-Temp	UNITED STATES OF AMERICA
Tantalum	Jiujiang Tanbre Co., Ltd.*	CHINA
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA
Tantalum	Mineração Taboca S.A.*	BRAZIL
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	RFH	CHINA
Tantalum	Solikamsk	RUSSIAN FEDERATION
Tantalum	ULBA	KAZAKHSTAN
Tantalum	Zhuzhou Cemented Carbide Group	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Resind Indústria e Comércio Ltda.*	BRAZIL
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tantalum	Asaka Riken Co., Ltd.*	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	CHINA
Tantalum	D Block Metals, LLC*	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.*	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.*	CHINA
Tantalum	FIR Metals & Resource Ltd.*	CHINA
Tantalum	Global Advanced Metals Aizu*	JAPAN
Tantalum	Global Advanced Metals Boyertown*	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.*	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	CHINA
Tantalum	H.C. Starck Co., Ltd.*	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH*	GERMANY
Tantalum	H.C. Starck Inc.*	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.*	JAPAN
Tantalum	H.C. Starck Tantalum and Niobium GmbH*	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	CHINA

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	Jiangxi Tuohong New Raw Material*	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.*	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.*	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	KEMET Blue Metals*	MEXICO
Tantalum	KEMET Blue Powder*	UNITED STATES OF AMERICA
Tantalum	LSM Brasil S.A.*	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.*	INDIA
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	CHINA
Tantalum	NPM Silmet AS*	ESTONIA
Tantalum	Power Resources Ltd.*	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	QuantumClean*	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.*	CHINA
Tantalum	Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.*	JAPAN
Tantalum	Telex Metals*	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC*	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.*	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Alpha*	UNITED STATES OF AMERICA
Tin	CV Gita Pesona*	INDONESIA

Tin	PT Aries Kencana Sejahtera*	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting*	INDONESIA
Tin	Dowa*	JAPAN
Tin	EM Vinto*	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fenix Metals*	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.*	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC*	CHINA
Tin	China Tin Group Co., Ltd.*	CHINA
Tin	Malaysia Smelting Corporation (MSC)*	MALAYSIA
Tin	Metallic Resources, Inc.*	UNITED STATES OF AMERICA
Tin	Mineracao Taboca S.A.*	BRAZIL
Tin	Minsur*	PERU
Tin	Mitsubishi Materials Corporation*	JAPAN
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND
Tin	Operaciones Metalurgical S.A.*	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng*	INDONESIA
Tin	PT Babel Inti Perkasa*	INDONESIA
Tin	PT Bangka Tin Industry*	INDONESIA
Tin	PT Belitung Industri Sejahtera*	INDONESIA
Tin	PT Bukit Timah*	INDONESIA
Tin	PT DS Jaya Abadi*	INDONESIA
Tin	PT Eunindo Usaha Mandiri*	INDONESIA
Tin	PT Karimun Mining*	INDONESIA
Tin	PT Mitra Stania Prima*	INDONESIA
Tin	PT Panca Mega Persada*	INDONESIA
Tin	PT Prima Timah Utama*	INDONESIA
Tin	PT Refined Bangka Tin*	INDONESIA
Tin	PT Sariwiguna Binasentosa*	INDONESIA

Tin	PT Stanindo Inti Perkasa*	INDONESIA
Tin	PT Sumber Jaya Indah*	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur*	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok*	INDONESIA
Tin	PT Tinindo Inter Nusa*	INDONESIA
Tin	PT Tommy Utama*	INDONESIA
Tin	Rui Da Hung*	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.*	BRAZIL
Tin	Thaisarco*	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.*	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	CHINA
Tin	Yunnan Tin Company Limited*	CHINA
Tin	CV Venus Inti Perkasa*	INDONESIA
Tin	Magnu's Minerais Metais e Ligas Ltda.*	BRAZIL
Tin	Melt Metais e Ligas S.A.*	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya*	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES
Tin	PT Inti Stania Prima*	INDONESIA
Tin	CV Ayi Jaya*	INDONESIA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM
Tin	CV Dua Sekawan*	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM
Tin	Resind Industria e Comercio Ltda.*	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	PT O.M. Indonesia	INDONESIA
Tin	Metallo Belgium N.V.*	BELGIUM
Tin	Metallo Spain S.L.U.*	SPAIN

Tin	PT Bangka Prima Tin*	INDONESIA
Tin	PT Sukses Inti Makmur*	INDONESIA
Tin	PT Kijang Jaya Mandiri*	INDONESIA
Tin	PT Menara Cipta Mulia*	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.*	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant*	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant*	CHINA
Tin	Modeltech Sdn Bhd*	MALAYSIA
Tin	Gejiu Jinye Mineral Company*	CHINA
Tin	PT Lautan Harmonis Sejahtera*	INDONESIA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	CHINA
Tin	Yunnan Chengfeng	CHINA
Tin	MSC	MALAYSIA
Tin	Empresa Metalúrgica Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	PT Justindo	INDONESIA
Tin	VQB Mineral and Trading Group JSC	VIETNAM
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Elmet S.L.U.	SPAIN
Tin	An Thai Minerals Co., Ltd.	VIETNAM
Tin	Mineração Taboca S.A.*	BRAZIL
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	White Solder Metalurgica	BRAZIL
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Mentok Smelter	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA
Tin	China Rare Metal Material Co., Ltd.	CHINA
Tin	Alent plc	UNITED STATES OF AMERICA
Tin	Cooper Santa	BRAZIL
Tin	CV JusTindo	INDONESIA
Tin	CV Nurjanah	INDONESIA

Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Gejiu Zi-Li	CHINA
Tin	China Tin (Hechi)	CHINA
Tin	Funsur Smelter	PERU
Tin	Jiangxi Nanshan	CHINA
Tin	OMSA	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Brand IMLI	INDONESIA
Tin	Brand RBT	INDONESIA
Tin	Kundur Smelter	INDONESIA
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	China Yunnan Tin Co Ltd.	CHINA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Resind Indústria e Comércio Ltda.*	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Da Nang Processing Import and Export Joint Stock	VIETNAM
Tin	Empresa Metalúrgica Vinto (Government, 100%)	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Hayes Metals	NEW ZEALAND
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Alpha*	UNITED STATES OF AMERICA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.*	CHINA
Tin	CV Ayi Jaya*	INDONESIA
Tin	CV Dua Sekawan*	INDONESIA
Tin	CV Gita Pesona*	INDONESIA
Tin	CV United Smelting*	INDONESIA

Tin	CV Venus Inti Perkasa*	INDONESIA
Tin	Dowa*	JAPAN
Tin	EM Vinto*	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals*	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant*	CHINA
Tin	Gejiu Jinye Mineral Company*	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC*	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant*	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.*	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.*	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.*	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)*	MALAYSIA
Tin	Melt Metais e Ligas S.A.*	BRAZIL
Tin	Metallic Resources, Inc.*	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.*	BELGIUM
Tin	Metallo Spain S.L.U.*	SPAIN
Tin	Mineracao Taboca S.A.*	BRAZIL
Tin	Minsur*	PERU
Tin	Mitsubishi Materials Corporation*	JAPAN
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.*	PHILIPPINES
Tin	Operaciones Metalurgical S.A.*	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Aries Kencana Sejahtera*	INDONESIA
Tin	PT Artha Cipta Langgeng*	INDONESIA

Tin	PT ATD Makmur Mandiri Jaya*	INDONESIA
Tin	PT Babel Inti Perkasa*	INDONESIA
Tin	PT Bangka Prima Tin*	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry*	INDONESIA
Tin	PT Belitung Industri Sejahtera*	INDONESIA
Tin	PT Bukit Timah*	INDONESIA
Tin	PT DS Jaya Abadi*	INDONESIA
Tin	PT Eunindo Usaha Mandiri*	INDONESIA
Tin	PT Inti Stania Prima*	INDONESIA
Tin	PT Karimun Mining*	INDONESIA
Tin	PT Kijang Jaya Mandiri*	INDONESIA
Tin	PT Lautan Harmonis Sejahtera*	INDONESIA
Tin	PT Menara Cipta Mulia*	INDONESIA
Tin	PT Mitra Stania Prima*	INDONESIA
Tin	PT Panca Mega Persada*	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama*	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Refined Bangka Tin*	INDONESIA
Tin	PT Sariwiguna Binasentosa*	INDONESIA
Tin	PT Stanindo Inti Perkasa*	INDONESIA
Tin	PT Sukses Inti Makmur*	INDONESIA
Tin	PT Sumber Jaya Indah*	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur*	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok*	INDONESIA
Tin	PT Tinindo Inter Nusa*	INDONESIA
Tin	PT Tommy Utama*	INDONESIA
Tin	Resind Industria e Comercio Ltda.*	BRAZIL
Tin	Rui Da Hung*	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.*	BRAZIL
Tin	Thaisarco*	THAILAND
Tin	White Solder Metalurgia e Mineracao Ltda.*	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	CHINA
Tin	Yunnan Tin Company Limited*	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.*	JAPAN
Tungsten	Kennametal Huntsville*	UNITED STATES OF AMERICA

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	CHINA
Tungsten	Global Tungsten & Powders Corp.*	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA
Tungsten	Japan New Metals Co., Ltd.*	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA
Tungsten	Kennametal Fallon*	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	VIETNAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	VIETNAM
Tungsten	Wolfram Bergbau und Hutten AG*	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.*	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA

Tungsten	Asia Tungsten Products Vietnam Ltd.*	VIETNAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH*	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIETNAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA
Tungsten	Niagara Refining LLC*	UNITED STATES OF AMERICA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.*	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC*	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant*	RUSSIAN FEDERATION
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City*	CHINA
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	CHINA
Tungsten	ACL Metais Eireli*	BRAZIL
Tungsten	Woltech Korea Co., Ltd.*	KOREA, REPUBLIC OF
Tungsten	Moliren Ltd.*	RUSSIAN FEDERATION
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	ATI Metalworking Products	UNITED STATES OF AMERICA
Tungsten	Human Chun-Chang non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	China National Non Ferrous	CHINA

Tungsten	WBH	AUSTRIA
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	CHINA
Tungsten	Xiamen H.C.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Woltech Korea Co., Ltd.*	KOREA (REPUBLIC OF)
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Mehra Ferro-Alloys Pvt Ltd.	INDIA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.*	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.*	JAPAN
Tungsten	ACL Metais Eireli*	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.*	VIETNAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	CHINA
Tungsten	Global Tungsten & Powders Corp.*	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG*	GERMANY
Tungsten	H.C. Starck Tungsten GmbH*	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji*	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA
Tungsten	Hydrometallurg, JSC*	RUSSIAN FEDERATION

Tungsten	Japan New Metals Co., Ltd.*	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.*	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	CHINA
Tungsten	Kennametal Fallon*	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville*	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	CHINA
Tungsten	Moliren Ltd.*	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC*	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC*	VIETNAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	PHILIPPINES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City*	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	VIETNAM
Tungsten	Unecha Refractory metals plant*	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.*	VIETNAM
Tungsten	Wolfram Bergbau und Hutten AG*	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.*	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.*	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	CHINA